UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 24, 2005

RESOLUTION PERFORMANCE PRODUCTS LLC

(Exact name of registrant as specified in its charter)

Delaware	333-57170	76-0607613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RPP CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-57170-01	76-0660306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Smith Street, Suite 2400 Houston, Texas 77002
(Address of principal executive offices including Zip Code)

(888) 949-2502
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 1.01  Entry into a Material Definitive Agreement.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On January 24, 2005, Resolution Performance Products LLC (“RPP LLC”) and RPP Capital Corporation (“RPP Capital”) entered into a $150 million revolving credit facility pursuant to a credit agreement among Resolution Performance Products Inc. (“RPP Inc.”), RPP LLC, RPP Capital, Resolution Europe B.V. (“Resolution Europe”), the other credit parties party thereto, General Electric Capital Corporation, GE Leveraged Loans Limited and the other lenders party thereto (the “Credit Agreement”).

The proceeds of the initial loans under the Credit Agreement were used to refinance existing indebtedness under RPP LLC’s existing credit agreement, dated as of November 14, 2000, among RPP Inc., RPP LLC, RPP Capital, Resolution Europe, various lending institutions, Salomon Smith Barney Inc., as syndication agent, JP Morgan Chase Bank (formerly known as Morgan Guaranty Trust Company of New York), as documentation agent and Morgan Stanley Senior Funding, Inc., as administrative agent, lead arranger and sole book manager, and certain fees associated with the Credit Agreement.

The Credit Agreement currently provides for the extension of revolving loans to RPP LLC (and any other entity approved to be a US borrower) of up to $100 million in aggregate principal amount at any time outstanding (“US Credit Facility”), and for the extension of revolving loans to Resolution Europe (and any other entity approved to be a Netherlands borrower) of up to the Euro equivalent of $50 million in aggregate principal amount at any time outstanding (“Netherlands Credit Facility”).  Loans under the US Credit Facility and the Netherlands Credit Facility may be used for, among other things, working capital and general corporate purposes of RPP LLC and its direct and indirect subsidiaries (including, without limitation, Resolution Europe), including without limitation, certain permitted acquisitions.  The US Credit Facility includes a sub-limit for letters of credit in an amount not to exceed $30 million.  The Netherlands Credit Facility includes a sub-limit for letters of credit in an amount not to exceed the Euro equivalent of $10 million.  The extension of revolving loans under the US Credit Facility and the Netherlands Credit Facility terminates on June 24, 2009.

Borrowings by RPP LLC under the US Credit Facility denominated in dollars accrue interest at either a US index rate or the eurodollar rate plus, in each case, plus a margin ranging from 1.00% to 2.50%, depending on RPP LLC’s consolidated fixed charge coverage ratio, as calculated under the Credit Agreement and determined on a quarterly basis.  Borrowings by RPP LLC under the US Credit Facility denominated in Euros accrue interest at the euro rate plus a margin ranging from 2.00% to 2.50% depending on RPP LLC’s consolidated fixed charge coverage ratio, as calculated under the Credit Agreement and determined on a quarterly basis.  Borrowings by Resolution Europe under the Netherlands Credit Facility accrue interest at either the euro rate plus associated costs or a euro base rate plus, in each case, plus a margin ranging from 2.00% to 2.50% depending on RPP LLC’s consolidated fixed charge coverage ratio, as calculated under the Credit Agreement and determined on a quarterly basis.

Interest period elections generally range from one to six months for eurodollar and euro rate loans.  With respect to eurodollar loans and euro rate loans, interest is payable at the end of each interest period or, for interest periods longer than three months, at least every three months.  With respect to euro base rate loans and US index rate loans, interest is payable monthly on the last business day of each month.  Calculation of all interest is based on the actual number of days elapsed in a year comprising 360 days.  For each drawn letter of credit, we are required to pay a per annum fee equal to the margin over the eurodollar rate for the revolving credit facility, plus administrative charges (including a 0.125% per annum issuing fee).  In addition, RPP LLC will pay a commitment fee of 0.75% per annum of the average daily balance of the unused portion of the US Credit Facility, payable monthly in arrears, if less than half of the total commitments under the US Credit Facility are utilized, or 0.50% per annum if greater than or equal to half of such total commitments are utilized.  Resolution Europe will pay a commitment fee of 0.75% per annum of the average daily balance of the unused portion of the Netherlands Credit Facility, payable monthly in arrears, if less than half of the total commitments under the Netherlands Credit Facility are utilized, and 0.50% per annum if greater than or equal to half of such total commitments are utilized.

The amount of availability for borrowings and letters of credit under the US Credit Facility is limited to the sum (the “US Borrowing Base”) of (1) 85% of the net book value of RPP LLC’s receivables, (2) the lesser of 65% of the book value of RPP LLC’s inventory consisting of raw materials and finished goods and 85% of the net orderly liquidation value of such inventory, and (3) the lesser of 100% of the net orderly liquidation value of RPP LLC’s plant, property and equipment and $25 million (less amortization), which US Borrowing Base RPP LLC will be required to report on a monthly basis.  If the utilization under the US Credit Facility exceeds the most recently reported US Borrowing Base, RPP LLC must repay outstanding borrowings and/or cash collateralize letters of credit in the amount equal to such excess.

The amount of availability for borrowings and letters of credit under the Netherlands Credit Facility is limited to the sum (the “Netherlands Borrowing Base”) of (1) 85% of the net book value of Resolution Europe’s receivables originating from customers located in Austria, Australia, Belgium, Canada, Switzerland, Czech Republic, Germany, Denmark, Spain, Finland, France, the UK, Greece, Hungary, Ireland, Italy, the Netherlands, Norway, New Zealand, Poland, Portugal, Sweden, Slovakia and the US and (2) 65% of the net book value of Resolution Europe’s receivables originating from customers located in China, Hong Kong, Japan, Romania, Singapore, Slovenia and Taiwan, which Netherlands Borrowing Base Resolution Europe will be required to report on a monthly basis.  If the utilization under the Netherlands Credit Facility exceeds the most recently reported Netherlands Borrowing Base, Resolution Europe must repay outstanding borrowings and/or cash collateralize letters of credit in the amount equal to such excess.

The loans incurred under the US Credit Facility are guaranteed by RPP Inc., RPP Capital and all of RPP Inc.’s existing and future direct and indirect domestic subsidiaries other than RPP LLC (the “US Guarantors”).  The loans incurred under the US Credit Facility are secured by a security interest in substantially all of RPP LLC’s and the U.S. Guarantors’ properties and assets, including a pledge of all capital stock and notes owned by them and their subsidiaries; provided that no more than 65% of the voting stock of their first-tier foreign subsidiaries is required to be pledged in respect of such loans under the US Credit Facility.  Loans incurred under the Netherlands Credit Facility are guaranteed by Resolution Holdings B.V. and all of its existing and future direct and indirect material foreign subsidiaries other than Resolution Europe (the “Non-US Guarantors”), subject to exceptions and restrictions.  The obligations of Resolution Europe and the Non-US Guarantors are secured by a security interest in substantially all of the properties and assets owned by Resolution Europe and the Non-US Guarantors, including by a pledge of all capital stock and notes owned by such entities.

The Credit Agreement contains customary representations and warranties, affirmative and negative covenants and events of default.  The summary of the Credit Agreement contained herein is not complete and is qualified in its entirety by the terms and provisions of the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(c)    Exhibits

Exhibit No.	Document

10.1

Credit Agreement dated as of January 24, 2005 among Resolution Performance Products Inc., Resolution Performance Products LLC, RPP Capital Corporation, Resolution Europe B.V., the various lender parties thereto, General Electric Capital Corporation, as a US Lender, Initial US L/C Issuer, Collateral Agent and as US Agent, and GE Leveraged Loans Limited, as Netherlands Agent, Netherlands L/C Issuer, Netherlands Security Trustee and a Netherlands Lender.

10.2	US Guaranty dated as of January 24, 2005 among Resolution Performance Products Inc., RPP Capital Corporation and General Electric Capital Corporation, on behalf of itself and US Lenders.

10.3

Second Amended and Restated Security Agreement dated as of January 24, 2005, by and among Resolution Performance Products Inc., Resolution Performance Products LLC, RPP Capital Corporation and General Electric Capital Corporation, on behalf of itself and Secured Creditors.

10.4

Second Amended and Restated Pledge Agreement dated as of January 24, 2005, by and among Resolution Performance Products Inc., Resolution Performance Products LLC, RPP Capital Corporation and General Electric Capital Corporation as Collateral Agent, on behalf of itself and Secured Creditors.

10.5

Amended and Restated Intercreditor Agreement dated as of January 24, 2005, among General Electric Capital Corporation as Collateral Agent for the benefit of the First Lien Creditors, General Electric Capital Corporation, as Administrative Agent for the benefit of the Bank Lender Creditors, and The Bank of New York, as trustee for its benefit and the benefit of the holders from time to time of the Additional Senior Secured Notes, and acknowledged and agreed to by the US Credit Parties from time to time party hereto.

10.6	First Deed of Pledge of Shares in the capital of Resolution Holdings B.V. by Resolution Performance Products LLC in favor of General Electric Capital Corporation.

10.7	Second Deed of Pledge of Shares in the capital of Resolution Holdings B.V. by Resolution Performance Products LLC in favor of General Electric Capital Corporation.

99.1	Press Release dated January 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTION PERFORMANCE
PRODUCTS LLC
(Registrant)

Dated: January 28, 2005	By:	/s/ David S. Graziosi
	Title:	Executive Vice President
and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPP CAPITAL CORPORATION
(Registrant)

Dated: January 28, 2005	By:	/s/ David S. Graziosi
	Title:	Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1

Credit Agreement dated as of January 24, 2005 among Resolution Performance Products Inc., Resolution Performance Products LLC, RPP Capital Corporation, Resolution Europe B.V., the various lender parties thereto, General Electric Capital Corporation, as a US Lender, Initial US L/C Issuer, Collateral Agent and as US Agent, and GE Leveraged Loans Limited, as Netherlands Agent, Netherlands L/C Issuer, Netherlands Security Trustee and a Netherlands Lender.

10.2	US Guaranty dated as of January 24, 2005 among Resolution Performance Products Inc., RPP Capital Corporation and General Electric Capital Corporation, on behalf of itself and US Lenders.

10.3

Second Amended and Restated Security Agreement dated as of January 24, 2005, by and among Resolution Performance Products Inc., Resolution Performance Products LLC, RPP Capital Corporation and General Electric Capital Corporation, on behalf of itself and Secured Creditors.

10.4

Second Amended and Restated Pledge Agreement dated as of January 24, 2005, by and among Resolution Performance Products Inc., Resolution Performance Products LLC, RPP Capital Corporation and General Electric Capital Corporation as Collateral Agent, on behalf of itself and Secured Creditors.

10.5

Amended and Restated Intercreditor Agreement dated as of January 24, 2005, among General Electric Capital Corporation as Collateral Agent for the benefit of the First Lien Creditors, General Electric Capital Corporation, as Administrative Agent for the benefit of the Bank Lender Creditors, and The Bank of New York, as trustee for its benefit and the benefit of the holders from time to time of the Additional Senior Secured Notes, and acknowledged and agreed to by the US Credit Parties from time to time party hereto.

10.6	First Deed of Pledge of Shares in the capital of Resolution Holdings B.V. by Resolution Performance Products LLC in favor of General Electric Capital Corporation.

10.7	Second Deed of Pledge of Shares in the capital of Resolution Holdings B.V. by Resolution Performance Products LLC in favor of General Electric Capital Corporation.

99.1	Press Release dated January 26, 2005.